UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2023

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Harmony Biosciences Holdings, Inc. (the “Company”) appointed Sandip Kapadia, the Company’s Chief Financial Officer, to the title of Chief Financial Officer and Chief Administrative Officer, effective upon Mr. Kapadia’s acceptance on September 30, 2023. Biographical and other information required by Item 5.02(c)(2) and (3) of Form 8-K regarding Mr. Kapadia has been previously disclosed by the Company in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2023, which information is incorporated herein by reference. In connection with his appointment, the Company will grant Mr. Kapadia a restricted stock unit award covering 150,000 shares of the Company’s common stock, subject to the terms of the restricted stock unit award agreement filed as Exhibit 10.1 to this Current Report on Form 8-K which is incorporated herein by reference.

The Company will also grant Jeffrey Dierks, the Company’s Chief Commercial Officer, restricted stock unit award covering 150,000 shares of the Company’s common stock, subject to the terms of the restricted stock unit award agreement filed as of Exhibit 10.2 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Restricted Stock Unit Award Agreement dated October 4, 2023 with Sandip Kapadia

10.2	Restricted Stock Unit Award Agreement dated October 4, 2023 with Jeffrey Dierks

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: October 5, 2023	By:	/s/ Jeffrey M. Dayno, M.D.
Jeffrey M. Dayno, M.D.
President and Chief Executive Officer